                                                                  EXHIBIT 10.48

                                                                  EXECUTION COPY
                                                                  --------------



                       INVESTORS STOCKHOLDERS' AGREEMENT

                                 by and among

                            [HOLDING COMPANY, INC.]

                                      and

                         THE STOCKHOLDERS NAMED HEREIN


                         dated as of February 28, 2000

                               TABLE OF CONTENTS

                                                                            Page
1.   Certain Definitions                                                     2

2.   Management of Company; Certain Voting Requirements                      2
     2.1.  Board of Directors                                                2
     2.2.  Removal; Filling of Vacancies                                     3
     2.3.  Election of Initial Board of Directors                            4
     2.4.  Reduction of Unfunded Commitment                                  4

3.   Unfunded Commitment; Additional Capital Contributions                   4

4.   After-Acquired Shares; Recapitalization                                 5
     4.1.  After-Acquired Shares; Recapitalization                           5

5.   Equitable Relief                                                        5
     5.1.  Equitable Relief                                                  5

6.   Miscellaneous                                                           6
     6.1.  Notices                                                           6
     6.2.  Entire Agreement; Amendment; Consents                             6
     6.3.  Term                                                              6
     6.4.  Obligations Several                                               6
     6.5.  Governing Law                                                     6
     6.6.  Jurisdiction                                                      7
     6.7.  Benefit and Binding Effect; Severability                          7
     6.8.  Headings                                                          7
     6.9.  Counterparts                                                      7


Schedules
---------
Schedule I     Cash Equity Investors
Schedule II    Stock Ownership
Schedule III   Initial Director Nominees
Schedule IV    Notices

                                                                   Exhibit 10.48

                       INVESTORS STOCKHOLDERS' AGREEMENT
                      ---------------------------------


     THIS INVESTORS STOCKHOLDERS' AGREEMENT, dated as of February 28, 2000 (this "Agreement"), is by and among AT&T WIRELESS PCS, INC., a Delaware corporation,
 ---------
CB CAPITAL INVESTORS, L.P., a Delaware corporation, together with its Affiliated Successors ("Chase"), PRIVATE EQUITY INVESTORS III, L.P. ("PEI III"), a Delaware
             -----                                         -------
limited partnership, EQUITY-LINKED INVESTORS-II, a New York limited partnership ("ELI II", and together with PEI III, "Desai"), WHITNEY EQUITY PARTNERS, L.P.
  ------                               -----
("WEP"), a Delaware limited partnership,  J. H. WHITNEY III, L.P. ("JHW"), a
  ---                                                               ---
Delaware limited partnership, WHITNEY STRATEGIC PARTNERS III, L.P., a Delaware limited partnership ("WSP", and together with JHW and WEP, "Whitney"),
                      ---                                    -------
MEDIA/COMMUNICATIONS INVESTORS LIMITED PARTNERSHIP ("MC"), a Massachusetts
                                                     --
limited partnership, MEDIA/COMMUNICATIONS PARTNERS III LIMITED PARTNERSHIP, a Delaware limited partnership ("MC-III", and, together with MC, "MC Partners"),
                               ------                           -----------
TORONTO DOMINION INVESTMENTS, INC. ("TDI"), a Delaware corporation, NORTHWOOD
                                     ---
VENTURES LLC, a New York limited liability company, ("NV"), NORTHWOOD CAPITAL
                                                      --
PARTNERS LLC, a New York limited liability company ("NCP", and, together with
                                                     ---
NV, "Northwood"), ONELIBERTY FUND III, L.P.,  a Delaware limited partnership
     ---------
("OneLiberty"), HOAK COMMUNICATIONS PARTNERS, L.P. ("HCP"), a Delaware limited
  ----------                                         ---
partnership,  HCP CAPITAL FUND, L.P., a Delaware limited partnership ("HCP
                                                                       ---
Fund", and, together with HCP, "Hoak"), CICH, INCORPORATED ("Conseco"), DRESDNER
----                            ----                         -------
KLEINWORT BENSON PRIVATE EQUITY PARTNERS LP, a Delaware limited partnership ("Dresdner"), TORONTO DOMINION INVESTMENTS, INC., a Delaware corporation ("TD"),
  --------                                                                 --
ENTERGY WIRELESS CORPORATION, a Delaware corporation ("Entergy"), GENERAL
                                                       -------
ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), TRIUNE PCS,
                                                       ----------
LLC, a Delaware limited liability company ("Triune"), FCA VENTURE PARTNERS II,
                                            ------
L.P., a Delaware limited partnership ("FCA"), CLAYTON ASSOCIATES LLC, a
                                       ---
Tennessee limited liability company ("Clayton"), TRILLIUM PCS, LLC., a
                                      -------
Mississippi limited liability company ("Trillium"), AIRWAVE COMMUNICATIONS, LLC,
                                        --------
a Mississippi limited liability company ("Airwave"), DIGITAL PCS, LLC, a
                                          -------
Mississippi limited liability company ("Digital"), THE MANUFACTURERS LIFE
                                        -------
INSURANCE COMPANY (U.S.A.), a Michigan corporation ("MF"), and the investors
                                                     --
listed on Schedule I (individually, each a "Cash Equity Investor" and,
          ----------                        --------------------
collectively with Chase, Desai, Entergy, Whitney, MC Partners, TDI, Northwood, OneLiberty, Hoak, Mercury, THC and any of their respective Affiliated Successors who become a Stockholder and a party to this Agreement in accordance with the terms hereof, the "Cash Equity Investors"). Each of the foregoing Persons are
                   ---------------------
sometimes referred to herein, individually, as a "Stockholder" and,
                                                  -----------
collectively, as the "Stockholders."
                      ------------

          For purposes of this Agreement, "Two-Thirds in Interest of the Cash Equity Investors" shall mean the Cash Equity Investors owning two-thirds of the outstanding shares of Common Stock held by all Cash Equity Investors.

          Any nomination or designation of directors and the acceptance thereof pursuant to this Section 2.1 shall be evidenced in writing.
                 -----------
          Removal; Filling of Vacancies.  Except as set forth in Section 2.1,
          -----------------------------                          -----------
each Cash Equity Investor agrees it will not vote any shares of Common Stock owned or controlled by such Cash Equity Investor, for the removal without cause of any director designated by any other Cash Equity Investor in accordance with
Section 2.1.  Any successor director to the director designated by Chase, Desai,
-----------
Dresdner or Triune (each a "Designating CEI") shall be designated by the
                            ---------------
applicable Designating CEI; provided, however, that, in the event such successor
                            --------  -------
director is not an employee of the applicable Designating CEI, such successor must also be approved by Two-Thirds in Interest of the Cash Equity Investors.

          Election of Initial Board of Directors.  Each Cash Equity Investor
          --------------------------------------
hereby consents to the nomination of the persons designated on Schedule III
                                                               ------------
hereto to be the initial Cash Equity Directors of the Company pursuant to the Company Stockholder Agreement.

          Reduction of Unfunded Commitment.  In connection with a public
          --------------------------------
offering of the Company's Common Stock, any Cash Equity Investor may request that the Company reduce the Unfunded Commitment of such Cash Equity Investor upon the divestiture to the Company by such Cash Equity Investor (including by transferring to the Company shares of Common Stock which may be sold by the Company, including by the Company's sale of such shares in a registered offering in lieu of such Cash Equity Investor's otherwise allocable pro rata share of such registered offering) a number of shares of Company Stock having a value (based upon the gross proceeds per share of Common Stock to be received by the Company in such offering) equal to the amount by which the then present value of the Unfunded Commitment (determined by using the Applicable Federal Rate as the relevant discount rate) is to be reduced.

          Unfunded Commitment; Additional Capital Contributions.  In the event
          -----------------------------------------------------
any Cash Equity Investor (a "Defaulting Cash Equity Investor") fails to satisfy
                             -------------------------------
any portion of its Unfunded Commitment pursuant to Section 2.2 of the Telecorp Securities Purchase Agreement (a "Payment Default"), the Company shall give
                                  ---------------
prompt written notice, but no later than one (1) business day following such default (a "Default Notice"), to each Cash Equity Investor other than the
            --------------
Defaulting Cash Equity Investor (each a "Non-Defaulting Cash Equity Investor")
                                         -----------------------------------
of the amount of such Payment Default (the "Default Amount"). In the event the
                                            --------------
Defaulting Cash Equity Investor has failed to cure such Payment Default or in the event that no Affiliated Cash Equity Investor (defined below) of such Defaulting Cash Equity Investor has cured such Payment Default, within five (5) days of the Payment Default, each Non-Defaulting Cash Equity Investor may, acting on its own or in conjunction with one or more of the other Non-Defaulting Cash

Equity Investors (each a "Participating Cash Equity Investor"), agree to fund
                          ----------------------------------
all or any portion of such Payment Default by providing written notice to the Company (a "Payment Notice") no later than 12:00 Noon (New York time) twenty
            --------------
(20) days following the date on which the Default Notice is delivered (the "Payment Notice Period") and the Company shall thereafter provide each
 ---------------------
Participating Cash Equity Investor with copies of such Payment Notice or Payment Notices; provided, however, that if the aggregate amount agreed to be funded by
         --------  -------
the Participating Cash Equity Investors shall exceed the Payment Default, then the amount to be funded by each such Participating Cash Equity Investor shall be divided amongst the Participating Cash Equity Investors pro rata in accordance with the shares of Common Stock owned or controlled by such Participating Cash Equity Investors; provided, further, however, that if the aggregate amount
                  --------  -------  -------
agreed to be funded by the Participating Cash Equity Investors shall be less than the Payment Default (a "Payment Default Shortfall"), the Company shall give
                             -------------------------
prompt written notice, but no later than one (1) business day following the end of the Payment Notice Period, of such Payment Default Shortfall (a "Payment
                                                                    -------
Default Shortfall Notice") to all Non-Defaulting Cash Equity Investors and all
------------------------
such Non-Defaulting Cash Equity Investors may agree to fund the Payment Default Shortfall by providing written notice to the Company within five (5) days of delivery of the Payment Notice and payment shall be made in accordance with the preceding two provisos.

          Upon payment of the Default Amount (or any portion thereof), each Participating Cash Equity Investor (i) shall be deemed to be the record and beneficial owner of that number of shares of Common Stock owned or controlled by the Defaulting Cash Equity Investor equal to (w) the total number of shares of Common Stock owned or controlled by the Defaulting Cash Equity Investor multiplied by (x) the amount paid by such Participating Cash Equity Investor
----------
pursuant to this Section 4 divided by the Default Amount, and (ii) shall become
                 ---------
obligated to the Company pursuant to Section 2.2 of the Securities Purchase Agreement with respect to the remaining Unfunded Commitment, if any, of the Defaulting Cash Equity Investor in an amount equal to (y) the amount of such remaining Unfunded Commitment multiplied by (z) the percentage of the Unfunded
                              -------------
Commitment the Defaulting Cash Equity Investor failed to satisfy which such Participating Cash Equity Investor funded pursuant to this Section 4.
                                                           ---------

          For purposes of this Section 3, an "Affiliated Cash Equity Investor"
                               ---------
shall mean an Affiliated Successor of such Cash Equity Investor and (i) with respect to Desai, PEI III and ELI II and any of their respective Affiliated Successors, (ii) with respect to Whitney, WEP, JHW and WSP and any of their respective Affiliated Successors, (iii) with respect to MC Partners, MC and MC-III and any of their respective Affiliated Successors, (iv) with respect to Northwood, NV and NCP and any of their respective Affiliated Successors, (v) with respect to Hoak, HCP and HCP Fund and any of their respective Affiliated Successors.

     After-Acquired Shares; Recapitalization.
     ---------------------------------------

          After-Acquired Shares; Recapitalization.  All of the provisions of
          ---------------------------------------
this Agreement shall apply to all of the shares of Equity Securities now owned or hereafter issued or transferred to a Stockholder in consequence of any additional exchange or reclassification of shares of Equity Securities, corporate reorganization, or any other form of recapitalization, or consolidation, or merger, or share split, or share dividend, or which are acquired by a Stockholder or its Affiliate in any other manner.

          Whenever the number of outstanding shares of Equity Securities is changed by reason of a stock dividend or a subdivision or combination of shares effected by a reclassification of shares, each specified number of shares referred to in this Agreement shall be adjusted accordingly.

          Equitable Relief.
          ----------------

          Equitable Relief.  The parties hereto agree and declare that legal
          ----------------
remedies may be inadequate to enforce the provisions of this Agreement and that, in addition to being entitled to exercise all of the rights provided herein or in the Company's Certificate of Incorporation or granted by law, including recovery of damages, equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          Miscellaneous.
          -------------

          Notices.  All notices or other communications hereunder shall be in
          -------
writing and shall be given in the manner prescribed in the Company Stockholder Agreement.

          Entire Agreement; Amendment; Consents.  This Agreement and the
          -------------------------------------
Company Stockholder Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof. The Stockholders agree that the terms of this Agreement shall supersede any inconsistent provision contained in the Company Stockholder Agreement.

          No change or modification of this Agreement shall be valid, binding or enforceable unless the same shall be in writing and signed by Stockholders who own or control at least 66 % of all shares of Common Stock owned or controlled by the Cash Equity Investors; provided, however, that no change or modification
                              --------  -------
to this Agreement which adversely effects the rights of any Stockholder or the Company shall be valid, binding and enforceable unless the same shall be in writing and signed by such Stockholder or the Company. In the event any party hereto shall cease to own any shares of Equity Securities such party hereto shall cease to be a party to this Agreement and the rights and obligations of such party hereunder shall terminate.

          Whenever in this Agreement the consent or approval of a Stockholder is required, except as expressly provided herein, such consent or approval may be given or withheld in the sole and absolute discretion of each Stockholder.

          Whenever the Company Stockholder Agreement is amended in accordance with its terms, the Stockholders hereto agree to enter into such amendments to this Agreement necessary to effectuate the intent of this Agreement. The Stockholder shall not enter into any such amendment the effect of which adversely effects the rights of any Stockholder hereto without the consent of such Stockholder.

          Term.  This Agreement shall terminate upon the termination of the
          ----
the Company Stockholder Agreement.

          Obligations Several.  The obligations of each Stockholder under this
          -------------------
Agreement shall be several with respect to each such Stockholder.

          Governing Law.  This Agreement shall be governed and construed in
          -------------
accordance with the law of the State of Delaware.

          Jurisdiction.  The Company and each of the Stockholders hereby
          ------------
irrevocably consents to the exclusive jurisdiction of the state or federal courts in the State of New York, and all state or federal courts competent to hear appeals therefrom, over any actions which may be commenced against any of them under or in connection with this Agreement. The Company and each Stockholder hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which any of them may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute in the Southern District of New York and New York County. The Company and each Stockholder hereby agree that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company and each Stockholder hereby consent to process being served by any party to this Agreement in any actions by the transmittal of a copy thereof in accordance with the provisions of Section 8.1.
                  -----------

          Benefit and Binding Effect; Severability.  This Agreement shall be
          ----------------------------------------
binding upon and shall inure to the benefit of the Company (solely with respect to Sections 3.2, 3.3 and 4), its successors and assigns, and each of the
   ------------  ---     -
Stockholders and their respective executors, administrators and personal representatives and heirs and permitted assigns. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy or any listing requirement applicable to the Common Stock, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto affected by such determination in any material respect shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the provisions hereof are given effect as originally contemplated to the greatest extent possible.

          Headings.   The captions in this Agreement are for convenience only
          --------
and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement.

          Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

                                    [INVESTORS' STOCKHOLDERS


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written:


                                    [HOLDING CO., INC.]

                                    By: _____________________
                                    Name:
                                    Title:

                                [INVESTORS' STOCKHOLDERS


                                Telecorp Cash Equity Investors

                                CB CAPITAL INVESTORS, L.P.

                                By:  CB Capital Investors, Inc.
                                     its general partner

                                By:_____________________
                                Name:  Michael R. Hannon
                                Title: Vice President CB Capital Investors, L.P.

                                NORTHWOOD VENTURES LLC

                                By:_____________________
                                Name:  Henry T. Wilson
                                Title: Managing Director

                                [INVESTORS' STOCKHOLDERS



                                NORTHWOOD CAPITAL PARTNERS LLC

                                By: _____________________
                                Name:  Henry T. Wilson
                                Title: Managing Director


                                ONE LIBERTY FUND IV, L.P.

                                By: ___________________
                                Name:  Edwin M. Kania, Jr.
                                Title: General Partner


                                ONE LIBERTY FUND III, L.P.

                                By: __________________
                                Name:  Edwin M. Kania, Jr.
                                Title: General Partner


                                MEDIA COMMUNICATIONS

                                By: M/C Investors General Partner - J. Inc., a general partner

                                By:  ____________________
                                Name:  James F. Wade
                                Title: Authorized Officer


                                MEDIA/COMMUNICATIONS

                                By:  M/CP III General Partner - J. Inc.,
                                     a general partner

                                By:  ____________________
                                Name:  James F. Wade
                                Title: Authorized Officer


                                EQUITY-LINKED INVESTORS - II

                                 INVESTORS' STOCKHOLDERS

                                 By: ROHIT M. DESAI ASSOCIATES-II,
                                     its general partner

                                 By: ____________________
                                 Name: __________________
                                 Title:__________________

                                 PRIVATE EQUITY INVESTORS III, L.P.

                                 By: ROHIT M. DESAI ASSOCIATES III, LLC,
                                     its general partner

                                 By: ____________________
                                 Name: __________________
                                 Title:__________________


                                 HOAK COMMUNICATIONS PARTNERS, L.P.


                                 By:  HCP Investments, L.P.,
                                      its general partner

                                 By: Hoak Partners, LLC,
                                     its general partner

                                 By:  ____________________
                                 Name:  James M. Hoak
                                 Title: Manager

                                 HCP CAPITAL FUND, L.P.

                                 By:  James M. Hoak & Co.,
                                      its general partner

                                 By:  ____________________
                                 Name:  James M. Hoak
                                 Title: Chairman

                                 [INVESTORS' STOCKHOLDERS




                                 WHITNEY EQUITY PARTNERS, L.P.

                                 By:  J.H. Whitney & Co.,
                                      its general partner

                                 By: ____________________
                                 Name:
                                 Title:

                                 J.H. WHITNEY III, L.P.

                                 By:  J.H. Whitney & Co.,
                                      its general partner

                                 By: ____________________
                                 Name:
                                 Title:

                                 WHITNEY STRATEGIC PARTNERS III, L.P.

                                 By: J.H. Whitney & Co.
                                     Its general partner

                                 By: ____________________
                                 Name:
                                 Title:

                                 [INVESTORS' STOCKHOLDERS




                                 TORONTO DOMINION INVESTMENTS INC.

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 GILDE INTERNATIONAL B.V.,
                                 by its attorney in fact Morgan, Holland
                                 Partners L.P., by its GP Morgan, Holland
                                 Partners II, L.P.

                                 By:  _____________________
                                 Name:  Edwin M. Kania, Jr.
                                 Title: General Partner

                                 [INVESTORS' STOCKHOLDERS



                                 TRITEL CASH EQUITY INVESTORS:



                                 TORONTO DOMINION INVESTMENTS, INC.

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 GENERAL ELECTRIC CAPITAL

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 CIHC, INCORPORATED

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 DRESDNER KLEINWORT BENSON
                                 PRIVATE EQUITY PARTNERS LP

                                 By: Dresdner Kleinwort Benson
                                     Private Equity Managers LLC,
                                     as its general partner

                                 By:  _____________________
                                 Name:  Alexander P. Coleman
                                 Title: Authorized Signatory

                                 [INVESTORS' STOCKHOLDERS



                                 TRIUNE PCS, LLC, A
                                 DELAWARE LIMITED LIABILITY COMPANY

                                 By:    Oak Tree, LLC
                                 Title: Manager

                                 By:    Triune Private Equity, LLC
                                 Title: Manager

                                 By:  ____________________
                                 Name:  Kevin Shepherd
                                 Title: Manager

                                 FCA VENTURE PARTNERS II, L.P.

                                 By:  Clayton-DC Venture Capital Group, LLC,
                                      its general partner

                                 By:  ____________________
                                 Name:  D. Robert Crants, III
                                 Title: Manager

                                 CLAYTON ASSOCIATES, LLC

                                 By: ____________________
                                     its managing member

                                 SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 [INVESTORS' STOCKHOLDERS



                                 M3, LLC

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 MCCARTY COMMUNICATIONS, LLC

                                 By: _____________________
                                 Name: ___________________
                                 Title: __________________

                                 DC INVESTMENT PARTNERS
                                 VENTURE PARTNERS I, L.P.

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 MERCURY PCS INVESTORS, LLC

                                 By: _____________________
                                 Name: ___________________
                                 Title: __________________

                                 The MANUFACTURERS' LIFE

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 [INVESTORS' STOCKHOLDERS


                                 TRILLIUM PCS, LLC

                                 By: ____________________
                                 Name: __________________
                                 Title: _________________

                                 [INVESTORS' STOCKHOLDERS



                                 JG FUNDING, LLC

                                 By:    Chrysalis Ventures, LLC
                                 Title: Manager


                                 By: ___________________
                                 Name:  David A. Jones, Jr.
                                 Title: Manager